 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 11, 2015 (December 8, 2015)

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ASCENT SOLAR TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

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Delaware	001-32919	20-3672603
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Grant Street Thornton, Colorado		80241
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:    (720) 872-5000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on June 9, 2015, the Company received a letter from the Listing Qualifications Department of The Nasdaq Stock Market, LLC (“Nasdaq”), notifying the Company that, for the last 30 consecutive business days, the Company had failed to comply with Nasdaq Listing Rule 5550(b)(2), which requires the Company to maintain a minimum “Market Value of Listed Securities” of $35 million for continued listing on the Nasdaq Capital Market. The letter also noted that the Company did not meet the alternative requirements under Listing Rules 5550(b)(1) (requiring $2.5 million of stockholders equity) or 5550(b)(3) (requiring annual net income from continuing operations of $500,000).

In accordance with the Listing Rules, the Company was provided a period of 180 calendar days, or until December 7, 2015, to regain compliance with Listing Rule 5550(b)(2). The Company would have regained compliance with the Listing Rules during this compliance period if its Market Value of Listed Securities closed at $35 million or more for a minimum of ten consecutive business days.

On December 8, 2015, the Company received notice from Nasdaq stating that because the Company had not regained compliance with the Market Value of Listed Securities requirement for continued listing, the Company's common stock would be subject to delisting unless the Company requests a hearing before a Nasdaq Hearings Panel (the "Panel") on or before December 15, 2015.

The Company intends to request a hearing before the Panel, which will stay any delisting action in connection with the notice and allow the continued listing of the Company's common stock on The Nasdaq Capital Market until the Panel renders a decision subsequent to the hearing. At the hearing, the Company intends to present a plan to regain compliance with the Listing Rules and request that the Panel allow the Company additional time within which to regain compliance.

While the Company believes that it will be able to present a viable plan to regain compliance, there can be no assurance that the Panel will grant the Company's request for continued listing on The Nasdaq Capital Market, or that the Company's plans to exercise diligent efforts to maintain the listing of its common stock on Nasdaq will be successful.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENT SOLAR TECHNOLOGIES, INC.

December 11, 2015	By:	/s/ Victor Lee
Name: Victor Lee
Title: Chief Executive Officer